UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2021

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Verra Mobility Corporation (the “Company”) approved the amendment and restatement of the Company’s existing Annual Incentive Bonus Plan as the Verra Mobility Amended and Restated Short-Term Incentive Plan (the “Bonus Plan”), to provide the terms of bi-annual and annual cash bonus opportunities to be granted to certain of the Company’s employees, including the Company’s executive officers. The following summary is qualified in its entirety by the provisions of the Bonus Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Under the Bonus Plan, employees in key or leadership positions as determined by the Company (“Participants”) are eligible to receive incentive compensation for fiscal year 2021, and for each fiscal year thereafter that the Plan remains in effect, based on the Company’s, or for employees assigned to a business unit, that business unit’s, achievement of certain financial measures and based upon the Participant’s individual performance.  A Participant’s bonus incentive target (“Target Bonus”) is set as a percentage of his or her base salary paid during the applicable Performance Period (defined below). Depending on the Participant’s classification, the bonus calculation is comprised of 70% achievement against applicable financial measures and 30% for individual performance for Participants designated as “executives” under the Plan (which include the Company’s executive officers), and 60% achievement against applicable financial measures and 40% for individual performance for all other Participants. The financial measures applicable to a Participant are determined by that Participant’s designation as a corporate/shared service employee (“Corporate Participants”) (for which consolidated financial measures apply) or by the employee’s designation as working in either the Government Solutions or Commercial Services business unit (“BU Participants”) (for which the financial measures of the applicable business unit apply). The financial measures are Adjusted EBITDA and revenue, which are established by the Company’s Chief Financial Officer and approved by the Company’s Chief Executive Officer and Board of Directors (the “Financial Targets”). No bonus payment will be made for performance against the Financial Targets unless the Company achieves at least 80% of its Consolidated Adjusted EBITDA target, and for BU Participants, unless the applicable business unit also achieves at least 80% of its Adjusted EBITDA target (the “EBITDA Threshold”).  If the EBITDA Threshold is achieved, a Plan Participant’s bonus opportunity will be determined based on (1) the components and weighting applicable to such Participant’s job classification as set forth in the Bonus Plan and (2) the Company’s (and, as applicable, the business unit’s) actual financial performance against the Consolidated Adjusted EBITDA and revenue targets.

For purposes of calculating and paying a bonus for performance against Financial Targets, a “Plan Year” under the Bonus Plan is comprised of two six-month financial performance periods (each, a “Performance Period”).  The “First Half Period” runs from January 1 through June 30, and incentive compensation for the First Half Period is measured solely against First Half Period Financial Targets and is capped at 100% of a Participant’s target bonus allocated to Financial Targets.  A Participant must be employed on the First Half Payment Date (as defined in the Plan) to receive a bonus payment for the First Half Period (although the Company has the discretion to pay all or a pro rata portion of a Participant’s First Half bonus if the Participant is terminated without cause prior to the bonus payment date). Any incentive compensation associated with a payout calculation of greater than 100% for a First Half Period will be paid to Participants after the conclusion of the Plan Year, provided the Participant remains employed on the Second Half Payment Date (as defined in the Plan). The “Second Half Period” runs from July 1 through December 31, and incentive compensation related to Financial Targets for the Second Half Period is measured against Second Half Period Financial Targets. A Participant’s eligibility for an incentive payment related to his or her personal performance is measured by the individual’s total weighted average performance rating for the Plan Year, which is determined at the conclusion of the Plan Year. To receive a payment for the Second Half Period Financial Targets or a payment for annual personal performance, the Participant must be employed on the Second Half Payment Date (although the Company has the discretion to pay all or a pro rata portion of a Participant’s Second Half bonus and annual performance bonus if the Participant is terminated without cause prior to the bonus payment date). Participants may earn up to 150% of his or her Target Bonus.

For purposes of the Bonus Plan, “Consolidated Adjusted EBITDA” means, unless otherwise defined by the Compensation Committee, the Company’s earnings before interest, taxes, depreciation and amortization, as further adjusted to eliminate the impact of certain non-recurring items that the Company does not consider indicative of its ongoing operating performance.

In connection with the adoption of the Bonus Plan, the Compensation Committee also approved the following executive officer target bonus opportunities for the Company’s 2021 fiscal year (expressed in each case as a percentage of the executive’s base salary): David Roberts, Chief Executive Officer – 100%; Patricia Chiodo, Chief Financial Officer – 75%; Garrett Miller, Executive Vice President, Government Solutions – 75%; Rebecca Collins, General Counsel – 60%.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of Exhibits
10.1	Verra Mobility Corporation Amended and Restated Short-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2021	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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